SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 9, 1998

                       Forestry  International, Inc.
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         (Exact name of registrant as specified in its charter)


                              Colorado
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           (State or other jurisdiction of incorporation)


              0-23310                                  84-1116284
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         (Commission File Number)          (I.R.S. Employer
                                                            Identification No.)



   1205, Ampere Street, Suite 206, Boucherville, Quebec, Canada J4B 7M6
         ---------------------------------------------------------------
            (Address of principal executive offices including zip code)


  (Registrant's telephone number including area code) (514) 495-7747

   4640 Poplar Springs Drive, Suite A - 29, Meridian, MS 39305
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        (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

     Not Applicable

Item 2.  Acquisition or Disposition of Assets

     Not Applicable.

Item 3.  Bankruptcy or Receivership

     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     Not Applicable

Item 5. Other Events

Registrant has relocated it's principal business address to 1205, Ampere Street, Suite 206, Boucherville, Quebec, Canada J4B 7M6

Item 6.  Resignation of Registrant's Directors

     Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

     Not Applicable

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORESTRY INTERNATIONAL, INC.  Date: November 9, 1998
(Registrant)

By:  _____________________
     Louis R. Turp, Chief Executive Officer